Prospectus	WILSHIRE	May 1, 2007

MUTUAL FUNDS, INC.

Investment and Institutional Class Shares

of

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Dow Jones Wilshire 5000 Indexsm Portfolio

(http://www.wilfunds.com)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Portfolios or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the “Company”, “we” or “us”).

• Large Company Growth Portfolio • Large Company Value Portfolio • Small Company Growth Portfolio • Small Company Value Portfolio (collectively, the “Style Portfolios”)	Investment Objective: to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Dow Jones Wilshire 5000 Index (the “Index”). These Portfolios are not index funds.

• Dow Jones Wilshire 5000 Index Portfolio (hereinafter the “Index Portfolio” and, together with the Style Portfolios, the “Portfolios”)	Investment Objective: to replicate as closely as possible the performance of the Dow Jones Wilshire 5000 Index before the deduction of Portfolio expenses.

A Portfolio’s investment objective may not be changed without approval of a Portfolio’s shareholders in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Each Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:

•

the investment adviser of each Portfolio, Wilshire Associates Incorporated (“Wilshire”), which allocates portions of each Portfolio’s assets among one or more sub-advisers (each a “Sub-Adviser”) with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio;

•	the main investment strategies used by Wilshire and each Portfolio’s Sub-Advisers, in seeking to achieve each Portfolio’s objective;

•	the main risks of an investment in each Portfolio;

•	the past performance of each Portfolio measured on both a year-by-year and long-term basis, when available; and

•	the fees and expenses that you will pay as a shareholder of each Portfolio.

Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Portfolios.

INVESTMENT AND RISK SUMMARY

Main Investment Strategies

Large Company Growth Portfolio

•	Focuses on the large company growth segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with the largest market capitalizations — greater than approximately $1.7 billion as of the date of this prospectus.

•	Invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

Small Company Growth Portfolio

•	Focuses on the small company growth segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with smaller market capitalizations — between approximately $150 million and $2.3 billion as of the date of this prospectus.

•	Invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	Emphasizes less on companies with a long history of established growth than the Large Company Growth Portfolio.

•

Invests in small-cap companies that may still further develop. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Large Company Value Portfolio

•	Focuses on the large company value segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with the largest market capitalizations — greater than approximately $1.7 billion as of the date of this prospectus.

•

Invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yields (which means that their prices are low relative to the sizes of their dividends).

Small Company Value Portfolio

•	Focuses on the small company value segment of the U.S. equity market.

•	Invests substantially all of its assets in companies with smaller market capitalizations — between approximately $150 million and $2.3 billion as of the date of this prospectus.

•

Invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).

•

Invests in small-cap companies that may still further develop. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its respective category.

Dow Jones Wilshire 5000 Index Portfolio

•	Invests primarily in the common stock of companies included in the Index that are representative of the Index.

•	Uses enhanced “stratified sampling” techniques in an attempt to replicate the return of the Index.

•	Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having larger stock capitalizations will have a larger impact on the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

Who May Want to Invest in the Portfolios

A Style Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•

you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•	you seek to capture returns that are representative of the entire U.S. equity market;

•	you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or

•	you seek an index fund which, unlike a traditional index fund, includes the stocks of small- and mid-capitalization companies as well as large capitalization companies.

Main Investment Risks

Each Portfolio’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies issuing its securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad representative sample of the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time the Index Portfolio may be a less volatile investment than the Style Portfolios.

PERFORMANCE AND FEE INFORMATION

Large Company Growth Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how the performance of the Investment Class shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class’ shares and Institutional Class’s shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 3/31/01).

The returns for the Portfolio’s Investment Class shares were slightly lower than the Institutional Class shares because Investment Class shares pay distribution (12b-1) fees.

Average Annual Total Returns

(for the periods ended December 31, 2006)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	4.96%	3.74%	7.75%
Return After Taxes on Distributions[1]	4.96%	3.72%	7.40%
Return After Taxes on Distributions and Sale of Shares[1]	3.22%	3.20%	6.67%
Institutional Class[2]
Return Before Taxes	5.35%	4.09%	8.05%
Russell 1000 Growth Index[3] (reflects no deduction for fees, expenses or taxes)	9.07%	2.69%	5.44%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
[2]	After-tax returns are shown for only Investment Class shares. After-tax returns for Institutional Class shares will vary.
[3]

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with high price-to-book ratios and high forecasted growth values. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Large Company Growth Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2006 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.34%	0.23%

Total Annual Portfolio Operating Expenses	1.34%	0.98%

Example:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Portfolio operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$136	$100
3 Years	$425	$312
5 Years	$734	$542
10 Years	$1,613	$1,201

Large Company Value Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how the performance of the Investment Class shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class shares and Institutional Class shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).

The returns for the Portfolio’s Investment Class shares were slightly lower than the Institutional Class shares because Investment Class shares pay distribution (12b-1) fees.

Average Annual Total Returns

(for the periods ended December 31, 2006)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	18.49%	9.23%	9.17%
Return After Taxes on Distributions[1]	17.01%	8.18%	7.67%
Return After Taxes on Distributions and Sale of Shares[1]	14.00%	7.76%	7.36%
Institutional Class[2]
Return Before Taxes	18.94%	9.54%	9.43%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses and taxes)	22.25%	10.86%	11.00%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[2]	After-tax returns are shown for only Investment Class shares. After-tax returns for Institutional Class shares will vary.
[3]

The Russell 1000 Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Large Company Value Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2006 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.33%

Total Annual Portfolio Operating Expenses	1.39%	1.08%

Example:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Portfolio operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$142	$110
3 Years	$440	$343
5 Years	$761	$595
10 Years	$1,669	$1,317

Small Company Growth Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how the performance of the Investment Class shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class shares and Institutional Class shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 9/30/98).

The returns for the Portfolio’s Investment Class shares were slightly lower than the Institutional Class shares because Investment Class shares pay distribution (12b-1) fees.

Average Annual Total Returns

(For the periods ended December 31, 2006)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	11.12%	9.71%	6.73%
Return After Taxes on Distributions[1]	9.97%	8.93%	7.72%
Return After Taxes on Distributions and Sale of Shares[1]	8.76%	8.26%	7.48%
Institutional Class[2]
Return Before Taxes	11.46%	9.97%	6.94%
Russell 2000 Growth Index[3] (reflects no deduction for fees, expenses and taxes)	13.35%	6.93%	4.88%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[2]	After-tax returns are shown for only Investment Class shares. After-tax returns for Institutional Class shares will vary.
[3]

The Russell 2000 Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Small Company Growth Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2006 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.24%	None
Other Expenses	0.96%	0.92%

Total Annual Portfolio Operating Expenses*	2.05%	1.77%

*	Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Investment Class to 1.50%. Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Institutional Class to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 1, 2007 and may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Portfolio operating expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$208	$180
3 Years	$643	$557
5 Years	$1,103	$959
10 Years	$2,379	$2,084

Small Company Value Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how the performance of the Investment Class shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class shares and Institutional Class shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6/30/03) and the lowest return for a quarter was (18.34)% (quarter ended 9/30/02).

The returns for the Portfolio’s Investment Class shares were slightly lower than the Institutional Class shares because Investment Class shares pay distribution (12b-1) fees.

Average Annual Total Returns

(for the periods ended December 31, 2006)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	19.64%	14.21%	10.86%
Return After Taxes on Distributions[1]	17.45%	11.84%	8.89%
Return After Taxes on Distributions and Sale of Shares[1]	14.79%	11.46%	8.62%
Institutional Class[2]
Return Before Taxes	20.05%	14.55%	11.11%
Russell 2000 Value Index[3] (reflects no deduction for fees, expenses and taxes)	23.48%	15.37%	13.27%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[2]	After-tax returns are shown for only Investment Class shares. After-tax returns for Institutional Class shares will vary.
[3]

The Russell 2000 Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted values. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Small Company Value Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2006 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.82%	0.77%

Total Annual Portfolio Operating Expenses*	1.92%	1.62%

*	Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Investment Class to 1.50%. Wilshire has voluntarily agreed to limit Total Annual Portfolio Operating Expenses for the Institutional Class to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary limits are expected to continue until December 1, 2007 and may be changed by Wilshire at any time, subject to approval by the Board of Directors.

Example:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Portfolio operating expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$195	$165
3 Years	$603	$511
5 Years	$1,037	$881
10 Years	$2,243	$1,922

Dow Jones Wilshire 5000 Indexsm Portfolio

The bar chart and the performance table below provide an indication of the risks of investing in the Dow Jones Wilshire 5000 Indexsm Portfolio by showing how the performance of the Investment Class Shares has varied from year to year and by showing how the average annual total returns of the Portfolio’s Investment Class shares and Institutional Class shares compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 15.89% (quarter ended 06/30/03) and the lowest return for a quarter was (16.90)% (quarter ended 9/30/02).

Average Annual Total Returns

(for the periods ended December 31, 2006)

	1 year	5 years	Since Inception[1]
Investment Class
Return Before Taxes	14.46%	6.51%	3.15%
Return After Taxes on Distributions[2]	14.31%	6.30%	2.89%
Return After Taxes on Distributions and Sale of Shares[2]	9.59%	5.52%	2.56%
Institutional Class[3]
Return Before Taxes	14.66%	6.80%	3.43%
Dow Jones Wilshire 5000 Index[4] (reflects no deduction for fees, expenses and taxes)	15.88%	7.63%	4.05%

[1]	Inception date (commencement of investment operations) of the Investment Class and the Institutional Class was February 1, 1999.
[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

[3]	After-tax returns are shown for only Investment Class shares. After-tax returns for Institutional Class shares will vary.
[4]

The Dow Jones Wilshire 5000 Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. It is not possible to directly invest in an unmanaged index.

Fees and Expenses of the Dow Jones Wilshire 5000 Index Portfolio

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Portfolio’s shares, based on actual 2006 total expenses.

Annual Portfolio Operating Expenses (expenses that are deducted from the Portfolio’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.21%	None
Other Expenses	0.43%	0.37%

Total Annual Portfolio Operating Expenses	0.74%	0.47%

Example:

This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Portfolio operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$76	$48
3 Years	$237	$151
5 Years	$411	$263
10 Years	$918	$591

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of each Portfolio’s assets among the selected Sub-Advisers through the use of sophisticated models. In its discretion, Wilshire may allocate no assets to a given Sub-Adviser. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios, subject to approval of the Company’s Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each Sub-Adviser’s philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

Style Portfolios

The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. As of the date of this prospectus, large companies are defined as companies with market capitalizations of greater than approximately $1.9 billion, and small companies are defined as companies with capitalizations between approximately $165 million and $1.9 billion. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change a Style Portfolio’s holdings as companies’ characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in a Style Portfolio at all times. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below. No assurance exists that a Portfolio will achieve its objectives.

Los Angeles Capital Management and Equity Research

Los Angeles Capital Management and Equity Research (“LA Capital”) serves as a Sub-Adviser to the Index Portfolio and portions of each Style Portfolio. In managing its portion of each Style Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital’s investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security’s exposure to these fundamental risk factors and the security’s current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins), analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and 15 different industry risks.

LA Capital generates portfolios based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. LA Capital generally decides to sell a security based on a decline in the security’s alpha (excess return) score relative to the portfolio or the benchmark or for risk control purposes rather than as a result of achieving a predetermined price objective. LA Capital reserves the right to arbitrarily limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. However, these are highly unusual occurrences. LA Capital’s portfolios are typically fully invested, with cash holdings generally representing less than 5% of the portfolio’s value.

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a Sub-Adviser to the Large Company Value Portfolio. AllianceBernstein’s approach to managing its portion of the Portfolio is value-based and price-driven. AllianceBernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on emotional overreactions to events of the day, assuming that current conditions — good or bad — will remain unchanged. As a result, AllianceBernstein believes that companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, which may create compelling buying opportunities. AllianceBernstein performs intensive fundamental research to seek to identify these buying opportunities in the marketplace.

AllianceBernstein’s Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company’s future cash flow, as forecasted by AllianceBernstein’s analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The expected return for each stock is then adjusted for the Portfolio’s timing risk, by evaluating revisions in consensus earnings estimates and relative return, and concentration risk, or the amount of risk added by a security to a portfolio relative to the benchmark, through use of a proprietary 19-factor risk model. AllianceBernstein also reviews a balance sheet accruals tool which attempts to measure earnings quality.

Once the risk analysis is complete, securities are re-ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. AllianceBernstein’s portion of the Large Company Value Portfolio is based on the model portfolio, which is adjusted for Wilshire’s investment restrictions and timing of cash flows. If selected, securities ranking in the top third of AllianceBernstein’s valuation universe are overweighted relative to the benchmark because in its view they represent the most undervalued stocks in that universe. Securities ranked in the middle third of AllianceBernstein’s universe, if selected, may be market weighted to add diversification to the Portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position may be trimmed back to a market weighting. If the security’s ranking continues to fall into the bottom third of the universe, may be sold or, if it is a very large capitalization stock, it is underweighted. AllianceBernstein may also purchase securities to reduce portfolio risk or increase diversification.

Goldman Sachs Asset Management

Goldman Sachs Asset Management (“GSAM”) serves as a Sub-Adviser to the Large Company Growth Portfolio. GSAM seeks a diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. GSAM’s strategy emphasizes a company’s growth prospects in analyzing equity investments to be purchased. Investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize a portfolio’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. GSAM’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

GSAM decisions to buy, sell or change a position in a security are functions of the security’s expected return and risk characteristics. GSAM uses an optimizer which determines the security that it believes maximizes expected return for a given level of risk net of expected transaction costs.

Delaware Management Company

Delaware Management Company (“Delaware”), a series of Delaware Management Business Trust serves as a Sub-Adviser to the Large Company Growth Portfolio. Delaware invests primarily in a concentrated portfolio common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $1.2 billion to $410 billion as of February 28, 2007, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Delaware may sell a security when the security’s fundamental characteristics change, the issuer experiences an earnings reversal, Delaware believes the security’s valuations have exceeded fair value, as measured by Delaware’s intrinsic valuation model, or as required by portfolio dynamics (i.e., Delaware finds what it believes to be a better opportunity as a result of its investment process).

NWQ Investment Management Company, LP

NWQ Investment Management Company, LP (“NWQ”) serves as a Sub-Adviser to the Small Company Value Portfolio. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven value-oriented process. NWQ invests in companies which it believes are undervalued and where it believes catalysts exist to unlock value or improve profitability regardless of market movements or industry developments. Such catalysts can be new management, improving fundamental characteristics, renewed management focus, industry consolidation or company restructuring. Catalysts can also include free options or hidden assets that are not being correctly valued by the market. Investment decisions are made on an opportunistic basis, capitalizing on NWQ’s evaluation of situations created by investor over-reaction, misperception and short-term focus. NWQ looks for low expectation stocks that it believes possess positive risk/reward characteristics and may be overlooked by Wall Street.

NWQ’s stock selection process is driven by rigorous bottom-up fundamental research that begins with a universe encompassing approximately 2,000 companies. Special situation stocks, including American Depository Receipts, are occasionally included in the universe. Quantitative measures include price-to-cash flow, price-to-sales, price-to-earnings, price-to-book and earnings quality. Qualitatively, NWQ focuses on management strength, corporate strategy, competitive position and shareholder value orientation. NWQ does extensive bottom-up research on each current and potential common stock holding, having direct contact with corporate management and assessing the expected risk/reward ratio of an investment to determine the absolute downside versus the expected upside. Upon identifying stocks with attractive valuation characteristics and with catalysts that NWQ expects to drive investment results, NWQ selects approximately 40-70 securities for the Portfolio.

NWQ continually monitors all of its portfolio holdings and generally performs a rigorous, objective review on any investment that declines materially in price. NWQ typically either eliminates or trims positions when NWQ believes a security no longer meets the three criteria at the core of its investment discipline: attractive valuation, favorable risk/reward ratio and belief in a catalyst.

Kalmar Investment Advisers

Kalmar Investment Advisers (“Kalmar”) serves as a Sub-Adviser to the Small Company Growth Portfolio. Kalmar practices a “growth-with-value” approach to small company investing, which seeks to identify high quality, vigorously growing businesses before they are widely discovered by other institutional investors. Kalmar’s intent is to make long-term investments in companies that are adding significant value to their businesses by purchasing securities of such companies at valuation levels that Kalmar expects to materially increase as other investors learn of the success of such companies.

Kalmar’s investment team generates potential investment ideas using a variety of overlapping search techniques, including, among others, knowledge of the small company universe resulting from the investment team’s substantial research experience and meeting directly with management of small companies. Investment research at the firm is primarily “bottom-up” analysis of companies as the investment team looks for such criteria as proven and sustainable double-digit growth in revenue and earnings per share (“EPS”) together with stocks that it considers reasonably priced relative to EPS, cash flow, revenues and enterprise value. Through the bottom-up stock selection process, Kalmar seeks to avoid concentrated sector bets and to diversify investments both by company size and company growth character. Kalmar’s sell discipline is driven by the firm’s ongoing research and judgment of the evolving reward-to-risk relationship with respect to each holding.

Pzena Investment Management, LLC

Pzena Investment Management, LLC (“Pzena”) serves as a Sub-Adviser to the Large Company Value Portfolio. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. The firm applies intensive fundamental research to such companies in an effort to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors. This concentration may increase the Portfolio’s volatility compared to more diversified funds.

Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.

Columbus Circle Investors

Columbus Circle Investors (“CCI”) serves as a Sub-Adviser to the Large Company Growth Portfolio. CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Logan Capital Management, Inc.

Logan Capital Management, Inc. (“Logan”) serves as a Sub-Adviser to the Large Company Growth Portfolio. Logan’s investment policy is that superior security selection can be achieved by combining the analysis of macroeconomic trends, fundamental characteristics and technical trends. Logan believes that this combination results in a portfolio of securities that have been chosen on factors beyond just the specifics of one company’s business and allows its managers to factor in multiple inputs when evaluating a decision. The resulting portfolio is one which contains companies with higher expected earnings growth rates than the broader market that have been purchased at inflection points of improving sustainable earnings growth.

Payden & Rygel

Payden & Rygel (“Payden”) serves as a Sub-Adviser to the Large Company Growth Portfolio. Payden’s large cap growth strategy is based upon the philosophy that, over the long term, stock price appreciation follows earnings growth. The portfolio managers strive to create a portfolio of companies that they expect will grow their profits faster than their peer average. The portfolio managers believe that they can achieve such a portfolio through a bottom-up stock selection process, focusing on three types of companies: (1) companies with long-term track records of above-average earnings growth, (2) companies with innovative ideas and (3) companies with earnings growth that the managers believe is underestimated.

Payden also places an emphasis on risk management. The portion of the Large Company Growth Portfolio managed by Payden is well diversified and generally contains 50 to 70 stocks. Style consistency is maintained by monitoring risk factors, portfolio characteristics and tracking error to the appropriate benchmark.

Quest Investment Management, Inc.

Quest Investment Management, Inc. (“Quest”) serves as a Sub-Adviser to the Large Company Growth Portfolio.

Quest’s investment decision process begins with a disciplined top-down strategy, initiating investment considerations with an analysis of credit, quantitative valuation and psychological indicators, and a qualitative evaluation of economic, political and social cycles/trends. This market cycle evaluation incorporates examination of the valuation level of the market, the direction of monetary policy and consideration of the psychology of the market. The purpose of this top-down work is to determine the overall direction of the market.

Decisions on sector and industry weightings as well as individual stock selection begin with an unbiased evaluation of sector, industry, and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible, investable universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of Quest’s portion of the Large Company Growth Portfolio and will generate an initial list of attractive stocks. An additional level of screening narrows the list of stocks to a shorter list of stocks to own taking into account subjective qualifications on the economic outlook for the individual sectors and industries. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

Renaissance Investment Management

Renaissance Investment Management (“Renaissance”) serves as a Sub-Adviser to the Large Company Growth Portfolio. Renaissance utilizes disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations. Renaissance believes that portfolio management is both art and science. Renaissance employs advanced quantitative tools and techniques to help identify superior companies and superior investment opportunities. Ongoing research, in the form of both security selection and enhanced quantitative methods, is integral to continued success. The investment style is best described as growth at a reasonable price. Renaissance’s disciplined approach to selecting stocks and building portfolios has been a strong contributor to the performance achieved. Renaissance’s investment process consists of the following three distinct stages.

1. Profitability & Financial Strength Analysis

The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

2. Multi-Dimensional Analysis

Renaissance is typically then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked on the basis of historical growth, future earnings expectations and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

3. Qualitative Analysis

At this point, the analysis becomes purely qualitative. Renaissance analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as their own analysis in this effort. Only the most attractive companies on the basis of this further qualitative review are then finally selected for client portfolios. Renaissance’s scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, on the basis of Renaissance’s scoring process, is considered an automatic sale candidate, and triggers the sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies. A portfolio typically holds 50-60 positions, equal-weighted at time of purchase. The maximum sector allocation is 40%. The maximum security position at market is twice its initial equal weight.

Sawgrass Asset Management, L.L.C.

Sawgrass Asset Management, L.L.C. (“Sawgrass”) serves as a Sub-Adviser to the Large Company Growth Portfolio. Sawgrass’ large cap growth investment philosophy embraces the belief that it is possible to add value over time by consistently applying a structured discipline that identifies attractive companies with demonstrated earnings growth, strong earnings momentum, rising earnings estimates and securities that are reasonably valued to their long term growth expectations. Combining these elements in a sector specific modeling process, allows Sawgrass to identify companies early in their cycle of positive change, which offers above average growth potential.

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory”) serves as a Sub-Adviser to the Large Company Growth Portfolio. Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth.

Earnings growth drives stock prices over time. Victory seeks high-quality companies that have growing earnings, strong financial foundations, market-leadership, and superb management teams. The Victory investment team seeks to generate alpha (relative to the Russell 1000 Growth Index) by owning a focused portfolio of high-quality growth companies that Victory believes will deliver earnings growth greater than that which the market expects. Victory employs a bottom-up, long-term approach in managing a focused portfolio of approximately 25 stocks. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached. Victory does not time the market and seeks to remain fully invested at all times.

The Index Portfolio

The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio normally holds stocks representing at least 90% of the Index’s total market value, which ranges between 1,000 and 2,500 stocks.

LA Capital manages the Index Portfolio using an enhanced stratified sampling investment approach. Stratified sampling uses sector weighting and portfolio characteristic profiling to keep the Portfolio within acceptable parameter ranges relative to the benchmark. In addition, LA Capital seeks to add value above the return of the benchmark by incorporating LA Capital’s analysis of a variety of factors which impact equity returns with a goal of generating enough incremental return to offset the Portfolio’s expenses.

Over time, LA Capital expects the correlation between the performance of the Index and the performance of the Index Portfolio to be over 90% before the deduction of Index Portfolio expenses. A 100% correlation would indicate that the Index Portfolio’s performance exactly matches the performance of the Index. The Index Portfolio’s ability to track the Index’s performance will be affected by factors such as the Index Portfolio’s expenses, changes in stocks represented in the Index, the results of LA Capital’s performance enhancement activities, and the timing and amount of sales and redemptions of Index Portfolio shares.

Securities Lending

A Portfolio may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities or loan.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio may not achieve its objective.

Risk Information

Investing in a Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.

Index Risk. There is a risk that the Index Portfolio’s performance may not exactly match the performance of the Index. The Index Portfolio does not hold every stock contained in the Index and the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Portfolio incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.

Style Risk. Another risk of investing in a Style Portfolio is the risk that a Portfolio’s style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Small Cap Risk. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, the prices of small-cap companies may rise and fall more sharply.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information and on the Company’s website at www.wilfunds.com. The Portfolios’ complete portfolio holdings data will be made available monthly on its website at the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the “SEC”) on Form N-Q or Form N-CSR (which are typically filed within 60 days of the end of the applicable quarter).

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, It was formed in 1972 and as of March 31, 2007, managed approximately $25 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of James Dunn, Lawrence E. Davanzo, Helen Thompson, David Hall, Charles Roth, Josh Emanuel, Aysun Gelisen, Mathew Radgowski and Cindy Lim. Mr. Dunn is the Chairman of the investment committee.

The Portfolios paid Wilshire the advisory fees shown below during 2006.

Portfolio	Management fee as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio	0.75%
Large Company Value Portfolio	0.75%
Small Company Growth Portfolio	0.24%
Small Company Value Portfolio	0.25%
Dow Jones Wilshire 5000 Index Portfolio	0.10%

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without shareholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Since July 22, 2004, Wilshire has voluntarily waived advisory fees and reimbursed expenses of the Small Company Growth and Small Company Value Portfolios so that total annual portfolio operating expenses of each Portfolio will not exceed 1.50% of the average daily net assets of the Investment Class. Since July 22, 2004, Wilshire has voluntarily agreed to limit total annual portfolio operating expenses for the Institutional Class shares of the Small Company Growth and Small Company Value Portfolios to 1.50% less an equivalent ratio of Investment Class share-specific expenses. These voluntary fee waivers/reimbursements are expected to continue until December 1, 2007 and may be terminated or modified at any time, subject to approval of the Board of Directors. A discussion regarding the basis for the Board of Directors’ approval of the Agreement is included in the Company’s annual report to shareholders dated December 31, 2006.

Investment Sub-Advisers

The SEC has issued an order (the “Order”) to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board of Directors’ approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios’ investment objectives, policies, guidelines and restrictions, terminating sub-advisers (subject to the Board of Directors’ approval) and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each Sub-Adviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors’ approval of each sub-advisory agreement is available in the Company’s annual report to shareholders dated December 31, 2006. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio managed.

LA Capital

Wilshire entered into a sub-advisory agreement with LA Capital, effective April 15, 2003 and amended March 29, 2007, to manage the Dow Jones Wilshire 5000 Index Portfolio and portions of the Large Company Growth, Large Company Value, Small Company Growth and Small Company Value Portfolios, subject to the supervision of Wilshire and the Company’s Board of Directors. LA Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of December 31, 2006 managed approximately $4.6 billion in assets. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal.

AllianceBernstein

Wilshire entered into a sub-advisory agreement with AllianceBernstein, effective April 9, 2003 and amended March 29, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. AllianceBenstein is located at 1345 Avenue of the Americas, New York, New York 10105, and as of December 31, 2006, managed approximately $717 billion in assets. Marilyn Fedak, John Mahedy, John Phillips and Chris Marx are co-portfolio managers of AllianceBernstein’s portion of the Large Company Value Portfolio. Ms. Fedak has been Chief Investment Officer of the US Value Equities Group and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the AllianceBernstein Value Equities Business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Previously, she had been a senior portfolio manager since joining the firm in 1984. She is a Chartered Financial Analyst. Mr. Mahedy was named co-Chief Investment Officer of the US Value Equities Group in 2003. He continues to serve as Director of Research of US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil services industry from 1988 to 1991. He is a Certified Public Accountant. Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1994. He is also chairman of AllianceBernstein’s Proxy Voting Committee and is a Chartered Financial Analyst. Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

GSAM

Wilshire entered into a sub-advisory agreement with GSAM, effective September 30, 2004 and amended March 29, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005, and as of December 31, 2006, managed approximately $664.4 billion in assets. GSAM’s portion of the Large Company Growth Portfolio is managed by GSAM’s Global Quantitative Equity Team (“GQE”) headed by Robert C. Jones, CFA, Managing Director and Chair of the Quantitative Equity Investment Policy Committee, and Melissa R. Brown, CFA, Managing Director and Senior Portfolio Manager of GSAM. Mr. Jones joined GSAM in 1989 as a portfolio manager. Ms. Brown has over 20 years experience in the industry. For the 15 years prior to joining GSAM in 1998, she was the Director of Quantitative Equity Research for Prudential Securities, where her primary function was to research, develop, and deliver stock valuation analysis and ratings as well as an overall quantitative market perspective.

Delaware

Wilshire entered into a sub-advisory agreement with Delaware, effective May 2, 2005 and amended March 29, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Delaware is located at One Commerce Square, Philadelphia, PA 19103, and as of December 31, 2006, Delaware and its affiliates managed more than $150 billion in assets. Day to day management of Delaware’s portion of the Large Company Growth Portfolio is the responsibility of portfolio managers Jeffery S. Van Harte, CFA, Christopher J. Bonavico, CFA, Daniel J. Prislin, CFA, Christopher M. Ericksen, CFA and Patrick G. Fortier, CFA, each of whom joined Delaware in April, 2005. Prior to joining Delaware, each portfolio manager was a principal and portfolio manager at Transamerica Investment Management, LLC (“TIM”), which previously managed the portion of the Portfolio managed by Delaware. Mr. Van Harte is Chief Investment Officer for Delaware’s Focus Growth Equity team. Prior to this, he was Executive Vice President and Head of Equity Investments at TIM, where he was the Lead Manager for the Transamerica Premier Equity Fund and also managed sub-advised funds and institutional separate accounts in TIM’s large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. He has over 25 years of investment experience. Messrs. Bonavico and Prislin are Senior Portfolio Manager/Analysts and Messrs. Ericksen and Fortier are Portfolio Manager/Analysts for Delaware. Prior to joining Delaware, Messrs. Bonavico and Prislin had been at TIM since 1993 and 1998, respectively. Before joining TIM, Mr. Bonavico was a research analyst for Salomon Brothers, and Mr. Prislin was an assistant portfolio manager with Franklin Templeton. Prior to joining Delaware, Messrs. Ericksen and Fortier had been at TIM since 2004 and 2000, respectively. Before joining TIM, Mr. Ericksen was a Vice President at Goldman Sachs, and Mr. Fortier was an equity research analyst for OLDE Equity Research. Messrs. Bonavico, Prislin, Ericksen and Fortier have 17 years, 10 years, 11 years and 10 years, respectively, of investment experience.

NWQ

Wilshire entered into a sub-advisory agreement with NWQ, effective August 4, 2005 (and prior to that, an agreement affective September 30, 2004) and amended March 29, 2007, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. NWQ is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, and as of December

31, 2006, managed approximately $15.9 million in assets. Phyllis G. Thomas, CFA is the portfolio manager of NWQ’s portion of the Portfolio. Ms. Thomas joined NWQ in 1990, and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company.

Kalmar

Wilshire entered into a sub-advisory agreement with Kalmar, effective December 31, 2004 and amended March 29, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Kalmar is located at 3701 Kennett Pike, Wilmington, Delaware 19807, and as of December 31, 2006, the firm and its affiliates managed approximately $2.83 billion in assets. Ford B. Draper, Jr., Dana F. Walker, CFA and Gregory A. Hartley, CFA lead Kalmar’s investment team. Mr. Draper is the President and Chief Investment Officer at Kalmar and has 38 years of experience in investment research and portfolio management. He founded Kalmar in 1996 and Kalmar Investments, Inc., an affiliated investment adviser which provides investment management services to separately managed accounts, in 1982. He has conducted research on a broad range of business models covering most sectors in the economy. Mr. Walker joined Kalmar in 1986 and has 23 years experience in investment research and management. He focuses on the retail, health care, manufacturing and materials sectors, and business services. Mr. Hartley joined Kalmar in 1993 and has 22 years of experience in investment research and management. His investment focus is on the financial services, retail, industrial, technology, and transportation/logistics sectors.

Pzena

Wilshire entered into a sub-advisory agreement with Pzena, effective December 31, 2004 and amended March 29, 2007 to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036, and as of December 31, 2006, the firm managed approximately $27.3 billion in assets. Pzena’s investment team consists of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986. Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena in 1996, Mr. Goetz held a range of positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business. His prior positions include strategic planning, joint venture investments and project financing in various oil and chemical businesses. Mr. DeSpirito is a Principal and portfolio manager of large cap value at the firm. Previously, Mr. Despirito was one of the portfolio managers of Pzena’s small cap value service. Prior to joining Pzena in 1996, Mr. DeSpirito was an associate in the Corporate Department at the Boston based law firm of Ropes & Gray.

CCI

Wilshire has entered into a sub-advisory agreement with CCI, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. The investment team is comprised of seven research analysts and Anthony Rizza, the portfolio manager that is primarily responsible for the day-to-day management of CCI’s portion of the Large Company Growth Portfolio. Anthony Rizza, CFA, Senior Managing Director and Portfolio Manager, joined CCI in 1991. He has managed CCI’s Large Cap Growth portfolios since

1998. His primary function since 1988 has been Portfolio Manager for CCI’s large cap growth portfolios.

CCI, located at One Station Place, Stamford CT 06902, is a registered investment advisory firm investing primarily in common stocks and other equity securities with strong earnings growth potential. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results. CCI had $8 billion in assets under management as of December 31, 2006.

Logan

Wilshire has entered into a sub-advisory agreement with Logan, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Logan’s investment team is comprised of Al Besse, David P. Harrison, Stephen S. Lee and Dana H. Stewardson.

Logan, located at Six Coulter Avenue, Ardmore, PA 19003 is a registered investment advisory firm specializing in Domestic Large Cap Growth Investments. The firm had $1.333 billion in assets under management as of December 31, 2006.

Al Besse — Managing Director

Al is a founder and portfolio manager for the firm, and has served as Logan’s President since 1993. As a member of the Growth Equity investment team he is responsible for the firm’s technical analysis effort. Prior to joining Logan, Al was a Vice President at First Fidelity Bank serving as co-manager of the Charitable Equity Fund. During his decade at the bank, he played a key role in the formation and development of First Fidelity’s $2 billion Charitable Funds Management unit. Al is a graduate of Haverford College (BA) and The Wharton School of the University of Pennsylvania (MBA). Al has 23 years of investment experience.

David P. Harrison — Managing Director

David is a founder, portfolio manager and a member of the Growth Equity and Fixed Income investment teams for the firm. Additionally, he serves as Chairman of Logan. During his 28 years at First Fidelity Bank, David served as research analyst, portfolio manager and, ultimately, head of the bank’s $2 billion Institutional Funds Management Group. He was also responsible for establishing the Fidelity Social Principles Fund. David received his degree from St. Ambrose College (BA) and has been a member of The Financial Analysts of Philadelphia since 1968. David has 40 years of investment experience.

Stephen S. Lee — Managing Director

Stephen is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. Additionally, he is responsible for the firm’s compliance. His background includes finance, marketing and extensive programming experience. Stephen has served as a Vice President of Mercer Capital Management and as a Financial Consultant at Merrill Lynch. He is a graduate of Lehigh University (BS). Stephen has 16 years of investment experience.

Dana H. Stewardson — Managing Director

Dana is a founder, portfolio manager and a member of the Growth Equity investment team for the firm. He has served his clients as a portfolio manager for several investment firms including Mercer Capital

Management, Edward C. Rorer & Co. and Kidder, Peabody & Co. Dana is a graduate of Ohio Wesleyan University (BA) and is a member of The Financial Analysts of Philadelphia. Dana has 23 years of investment experience.

Payden

Wilshire has entered into a sub-advisory agreement with Payden, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Payden’s investment team is comprised of Christopher Orndorff, CFA, and James Wong, CFA. Both Messrs. Orndorff and Wong have managed the large cap growth strategy since its inception on January 1, 2000. The firm manages and sub-advises for a variety of fixed income, equity and balanced strategies, predominantly for institutional clients and co-mingled investment vehicles. The firm’s strategies include but are not limited to U.S. and global fixed income (low duration, core, LIBOR-based, long duration) and U.S. and global equities (large cap growth, all cap growth, global core) and alpha strategies (LIBOR plus and absolute return). Payden is located at 333 S. Grand Avenue, Los Angeles, California 90071, and as of December 31, 2006, the firm managed approximately $50 billion in assets.

Chris Orndorff, CFA, is a managing principal at Payden who oversees the equity strategy group and is co-portfolio manager of the large-cap growth and global equity strategies. Mr. Orndorff is a member of the firm’s Investment Policy Committee and the Executive Committee of the board of directors. He is a trustee of The Payden & Rygel Investment Group, the sponsor of the Paydenfunds, for which Payden is the investment adviser. He is frequently quoted in the press, having published numerous articles and co-authored three books on investing. Prior to joining Payden, Mr. Orndorff was a vice president at the Northern Trust Company in Chicago, managing domestic and global institutional fixed-income portfolios. He is a member of the CFA Society of Los Angeles, the CFA Institute, and the Investment Counsel Association of America, Inc. He also serves as a Trustee of Westridge School, and on the board of the Pasadena American Baseball Little League. Mr. Orndorff holds the Chartered Financial Analyst designation. He earned an MBA with an emphasis in finance and international business from the University of Chicago, and a BS in Finance from Miami University in Ohio.

James Wong, CFA, is a principal and co-portfolio manager of both the large-cap growth and global equity strategies at Payden. He has worked with the two products since their inception. Prior to joining Payden, Mr. Wong was a trader at the Union Bank of Switzerland where he focused on mortgage-backed securities. Previously, he was in the mergers and acquisitions group at Salomon Brothers Inc. Mr. Wong holds the Chartered Financial Analyst designation and the National Association of Securities Dealers’ series 7, 3 and 63 licenses. He earned an MBA degree from The Anderson School at the University of California, Los Angeles with an emphasis in finance. Mr. Wong received a BS degree in Finance from The Wharton School at the University of Pennsylvania.

Quest

Wilshire has entered into a sub-advisory agreement with Quest, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Quest is located at 1 SW Columbia Street, Suite 1100, Portland, Oregon 97258, and as of December 31, 2006, the firm managed approximately $2.01 billion in assets. Quest’s investment team is comprised of Cameron M. Johnson, Douglas P. Goebel, CFA, E. Adrian Hamilton, Monte L. Johnson, Garth R. Nisbet, CFA, and Gregory G. Sherwood. Mr. Johnson is the Chief Executive

Officer of the firm and has 16 years of business experience in investment research and management. Mr. Goebel is Senior Vice President of the firm. He has 15 years of business experience in investment research and management. E. Adrian Hamilton is Vice President of Quest and has 34 years of business experience in investment research and management. Mr. Johnson is the Chairman of the firm. He has 40 years of business experience in investment research and management. Mr. Nisbet is Senior Vice President of the firm and he has 21 years of business experience in investment research and management. Prior to joining Quest, Mr. Nisbet held the position of Chief Investment Officer at the firm Crabbe Huson. Mr. Sherwood is the President of the firm and has 19 years of business experience in investment research and management.

Renaissance

Wilshire has entered into a sub-advisory agreement with Renaissance, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Renaissance, located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is a registered investment advisory firm specializing in Large Cap, Growth, Small Cap Growth, SMID Growth and International equity products, as well as Balanced and Tactical Asset Allocation portfolio management services. As of December 31, 2006, the firm managed approximately $6.0 billion in assets. Michael Schroer, Chief Investment Officer, is the portfolio manager that is responsible for the day-to-day management of Renaissance’s portion of the Large Company Growth Portfolio. Mr. Schroer has 24 years of investment experience, and has been with Renaissance since 1984. As Chief Investment Officer and Managing Partner for Renaissance, he supervises the management and direction of the firm’s investment research efforts, as well as, determining overall portfolio strategy.

Sawgrass

Wilshire has entered into a sub-advisory agreement with Sawgrass, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Sawgrass, located at 1579 The Greens Way, Suite 20, Jacksonville Beach, Florida 32250, is a registered investment advisory firm specializing in Large Capitalization Growth Equity and as of December 31, 2006, the firm managed approximately $1.3 billion in assets. Sawgrass’ investment team is comprised of four Chartered Financial Analysts solely focused on growth investing. Martin LaPrade, CFA, is the firm’s lead large cap growth portfolio manager and is primarily responsible for the day-to-day management of Sawgrass’ portion of the Large Company Growth Portfolio.

Martin (Marty) LaPrade, CFA, is the lead portfolio manager for the large cap growth product and has over 29 years of investment experience. Mr. LaPrade is a Partner at Sawgrass and a member of the firm’s management committee. As a member of the equity research committee, he is responsible for merging quantitative equity models with specific security selection. Prior to Sawgrass, he was an equity portfolio manager with Barnett Capital Advisors, Inc. where he was an integral part of the institutional investment team and research committee. Mr. LaPrade received his B.S. in Accounting from Furman University. He is a member of the CFA Society of Jacksonville and has earned the Chartered Financial Analyst (CFA) designation from The CFA Institute, of which he is also a member.

Dean McQuiddy, CFA, offers a macro critique of the large cap growth portfolio and has 24 years of investment experience. Mr. McQuiddy is a founding Principal of Sawgrass and directs the firm’s equity management and research efforts.

Patrick (Pat) Riley, CFA, generates new ideas for the large cap growth portfolio and has over 16 years of investment experience. Mr. Riley is a founding Partner of Sawgrass and serves as an Assistant Portfolio Manager on the small cap growth equity portfolios, and serves on the equity management research committee with direct responsibility for the firm’s quantitative proprietary research modeling system.

Marc Davis, CFA, provides a fundamental review of new ideas once securities have been identified for possible inclusion into the large cap growth portfolio. Mr. Davis has 10 years of investment experience and serves on the firm’s equity management research committee. He is primarily responsible for quantitative and fundamental research.

Victory

Wilshire has entered into a sub-advisory agreement with Victory, effective February 1, 2007, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company’s Board of Directors. Victory, located at 127 Public Square, Cleveland, Ohio 44114, is a New York corporation registered as an investment adviser with the SEC and manages assets for institutions and individuals. Victory, a second-tier subsidiary of KeyCorp, had $60.9 billion in assets under management as of December 31, 2006. An investment committee, comprised of three portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of Victory’s portion of the Large Company Growth Portfolio. The investment committee is lead by Erick F. Maronak, and includes Scott R. Kefer and Jason E. Dahl.

Erick F. Maronak has been the Chief Investment Officer, a Senior Portfolio Manager and a Senior Managing Director with Victory NewBridge Capital Management, a division of Victory, since July 2003. In his capacity as CIO, Mr. Maronak oversees the investment decisions for the Victory NewBridge Growth product. From 1999 to July 2003, he was the Director of Research for NewBridge Partners, LLC.

Scott R. Kefer is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Jason E. Dahl is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Managing Director with Victory NewBridge Capital Management, a division of Victory. From 1999 to July 2003, he was a Portfolio Manager/Analyst for NewBridge Partners, LLC.

Service and Distribution Plan

Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

Each Portfolio has also adopted a shareholder services plan for its Investment and Institutional Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment and Institutional Class shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Portfolio Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange (“NYSE”) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interest to do so. The Portfolios do not issue share certificates.

Minimum Investments

The minimum initial investments in a Portfolio are as follows:

•

Investment Class Shares. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made with third party checks.

(2) Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

PNC Bank

Pittsburgh, PA

ABA No: 031000053

Account Number: 8606905548

FFC: [Name of Fund]

FBO: [Insert shareholder name and account number.]

If your initial purchase of a Portfolio’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Portfolio account number. Please include your Portfolio’s account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) Electronic Funds Transfer. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

PNC Bank

Wilshire Mutual Funds, Inc. — [Portfolio Name]

[Shareholder Account Number]

Account of [Registered Shareholder]

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.

How To Sell Portfolio Shares

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•

Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

•

Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class shares, or $150,000 in the case of Institutional Class shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class shares, and $150,000 in the case of Institutional Class shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and Portfolio’s Sub-Advisers believe it would be in the Portfolio’s best interest not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Company and at least one portfolio management professional of the sub-adviser responsible for managing the portion of the Portfolio whose securities require a fair valuation determination, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

How to Exchange Portfolio Shares

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund (“Money Market Fund”), provided you meet the purchase eligibility requirements. Note that exchanges from one Portfolio to another Portfolio or to the Money Market Fund are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Portfolio, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

(2) By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail”. To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

•	Shares will be exchanged at their net asset value next determined after we receive your exchange request.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of a Portfolio or Money Market Fund whose shares you are acquiring.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company’s Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Retirement Plans

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time a Portfolio holds its assets. Dividends out of net investment income other than “qualified dividend income,” and distributions of realized net short-term capital gains are taxable to you as ordinary income. Distributions of “qualified dividend income” (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate investors in a Portfolio at rates applicable to long-term capital gains, provided certain holding period requirements are met. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio. A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated for federal income tax purposes as a sale of a Portfolio’s shares, and any gain you realize on the exchange may be taxable. Foreign shareholders are subject to special withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in a Portfolio in light of your particular circumstances.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Portfolios’ shares for the past five years. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolios’ financial statements and related notes, is included in the annual report, which is available on request.

LARGE COMPANY GROWTH PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$34.49	$31.80	$29.83	$23.59	$24.22		$29.12

Income/(loss) from investment operations:
Net investment income/(loss)*	(0.06)	(0.12)	0.04	(0.05)	0.02		0.04
Net realized and unrealized gain/(loss) on investments and futures contracts	1.77	2.81	1.96	6.29	(0.61)		(4.86)

Total from investment operations	1.71	2.69	2.00	6.24	(0.59)		(4.82)

Less distributions:
Dividends from net investment income	—	—	(0.03)	—	(0.04)		—
Distributions from capital gains	—	—	—	—	—		(0.08)

Total distributions	—	—	(0.03)	—	(0.04)		(0.08)

Net asset value, end of period	$36.20	$34.49	$31.80	$29.83	$23.59		$24.22

Total return[2]	4.96%	8.46%	6.70%	26.45%	(2.42	)%**	(16.61)%

Ratios to average net assets/supplemental data:
Net assets, end period (in 000’s)	$379,226	$411,660	$410,332	$365,658	$243,890		$249,328
Operating expenses excluding custody earnings credit	1.34%	1.39%	1.44%	1.37%	0.95	%***	0.90%
Operating expenses including reimbursement/waiver/custody earnings credit	1.34%	1.38%	1.43%	1.36%	0.95	%***	0.89%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.34%	1.39%	1.44%	1.47%	1.45	%***	0.90%
Net investment income/(loss) including reimbursement/waiver/custody earnings credit	(0.18)%	(0.37%)	0.11%	(0.20)%	0.28	%***	0.14%
Portfolio turnover rate	62%	58%	121%	93%	21	%**	47%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

LARGE COMPANY GROWTH PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$34.97	$32.13	$30.13	$23.81	$24.51		$29.39

Income/(loss) from investment operations:
Net investment income*	0.07	0.00 #	0.13	0.03	0.05		0.12
Net realized and unrealized gain/(loss) on investments and futures contracts	1.80	2.84	2.01	6.36	(0.62)		(4.92)

Total from investment operations	1.87	2.84	2.14	6.39	(0.57)		(4.80)

Less distributions:
Dividends from net investment income	—	—	(0.14)	(0.07)	(0.13)		—
Distributions from capital gains	—	—	—	—	—		(0.08)

Total distributions	—	—	(0.14)	(0.07)	(0.13)		(0.08)

Net asset value, end of period	$36.84	$34.97	$32.13	$30.13	$23.81		$24.51

Total return[2]	5.35%	8.84%	7.10%	26.85%	(2.32	)%**	(16.39)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$225,390	$212,501	$182,467	$160,814	$82,459		$84,271
Operating expenses excluding custody earnings credit	0.98%	1.01%	1.10%	1.05%	0.64	%***	0.59%
Operating expenses including reimbursement/waiver/custody earnings credit	0.98%	1.01%	1.09%	1.04%	0.64	%***	0.58%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.98%	1.01%	1.10%	1.15%	1.14	%***	0.59%
Net investment income including reimbursement/waiver/custody earnings credit	0.19%	0.00%[a]	0.45%	0.12%	0.59	%***	0.45%
Portfolio turnover rate	62%	58%	121%	93%	21	%**	47%

#	Amount less than $0.01 per share.
[a]	Amount represents less than 0.01%
[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

LARGE COMPANY VALUE PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$21.17	$21.92	$20.52	$16.03	$17.59		$21.09

Income/(loss) from investment operations:
Net investment income*	0.20	0.14	0.14	0.13	0.08		0.21
Net realized and unrealized gain/(loss) on investments	3.71	1.82	2.59	4.44	(1.40)		(2.41)

Total from investment operations	3.91	1.96	2.73	4.57	(1.32)		(2.20)

Less distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.39)	(0.08)	(0.24)		(0.27)
Tax return of capital	—	(0.10)	—	—	—		—
Distributions from capital gains	(1.90)	(2.47)	(0.94)	—	—		(1.03)

Total distributions	(2.09)	(2.71)	(1.33)	(0.08)	(0.24)		(1.30)

Net asset value, end of period	$22.99	$21.17	$21.92	$20.52	$16.03		$17.59

Total return[2]	18.49%	8.90%	13.28%	28.51%	(7.49	)%**	(10.94)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$76,481	$56,245	$49,749	$35,997	$25,327		$30,131
Operating expenses excluding custody earnings credit	1.39%	1.50%	1.65%	1.56%	1.17	%***	1.04%
Operating expenses including reimbursement/waiver/custody earnings credit	1.39%	1.49%	1.65%	1.55%	1.16	%***	1.03%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.39%	1.50%	1.65%	1.67%	1.67	%***	1.04%
Net investment income including reimbursement/waiver/custody earnings credit	0.87%	0.64%	0.67%	0.75%	1.39	%***	1.06%
Portfolio turnover rate	50%	43%	73%	103%	19	%**	72%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

LARGE COMPANY VALUE PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$21.19	$21.94	$20.55	$16.04	$17.64		$21.14

Income/(loss) from investment operations:
Net investment income*	0.27	0.20	0.21	0.18	0.09		0.26
Net realized and unrealized gain/(loss) on investments	3.74	1.83	2.59	4.44	(1.40)		(2.41)

Total from investment operations	4.01	2.03	2.80	4.62	(1.31)		(2.15)

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.47)	(0.11)	(0.29)		(0.32)
Tax return of capital	—	(0.10)	—	—	—		—
Distributions from capital gains	(1.90)	(2.47)	(0.94)	—	—		(1.03)

Total distributions	(2.16)	(2.78)	(1.41)	(0.11)	(0.29)		(1.35)

Net asset value, end of period	$23.04	$21.19	$21.94	$20.55	$16.04		$17.64

Total return[2]	18.94%	9.18%	13.62%	28.83%	(7.44	)%**	(10.71)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$7,399	$7,811	$10,059	$30,224	$33,934		$37,133
Operating expenses excluding custody earnings credit	1.08%	1.21%	1.34%	1.31%	0.94	%***	0.79%
Operating expenses including reimbursement/waiver/custody earnings credit	1.08%	1.20%	1.34%	1.30%	0.93	%***	0.78%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.08%	1.21%	1.34%	1.42%	1.44	%***	0.79%
Net investment income including reimbursement/waiver/custody earnings credit	1.18%	0.91%	0.97%	1.00%	1.62	%***	1.31%
Portfolio turnover rate	50%	43%	73%	103%	19	%**	72%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

SMALL COMPANY GROWTH PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$16.88	$17.74	$15.73	$11.48	$11.89		$12.91

Income/(loss) from investment operations:
Net investment loss*	(0.17)	(0.17)	(0.24)	(0.26)	(0.06)		(0.19)
Net realized and unrealized gain/(loss) on investments	2.04	0.79	2.95	4.51	(0.35)		(0.83)

Total from investment operations	1.87	0.62	2.71	4.25	(0.41)		(1.02)

Less distributions:
Distributions from capital gains	(1.29)	(1.48)	(0.70)	—	—		—

Total distributions	(1.29)	(1.48)	(0.70)	—	—		—

Net asset value, end of period	$17.46	$16.88	$17.74	$15.73	$11.48		$11.89

Total return[2]	11.12%	3.48%	17.22%	37.02%	(3.45	)%**	(7.90)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,553	$14,913	$13,916	$11,224	$7,048		$7,253
Operating expenses excluding custody earnings credit	2.05%	1.52%	1.87%	2.51%	2.54	%***	1.85%
Operating expenses including reimbursement/waiver/custody earnings credit	1.43%	1.50%	1.87%	2.51%	2.53	%***	1.83%
Operating expenses excluding reimbursement/waiver/custody earnings credit	2.05%	2.36%	2.82%	3.11%	3.14	%***	1.90%
Net investment loss including reimbursement/waiver/custody earnings credit	(0.96)%	(0.97)%	(1.46)%	(1.98)%	(1.67	)%***	(1.50)%
Portfolio turnover rate	62%	71%	106%	162%	35	%**	84%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

SMALL COMPANY GROWTH PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$17.25	$18.04	$15.94	$11.61	$12.04		$13.04

Income/(loss) from investment operations:
Net investment loss*	(0.12)	(0.12)	(0.19)	(0.23)	(0.06)		(0.16)
Net realized and unrealized gain/(loss) on investments	2.09	0.81	2.99	4.56	(0.37)		(0.84)

Total from investment operations	1.97	0.69	2.80	4.33	(0.43)		(1.00)

Less distributions:
Distributions from capital gains	(1.29)	(1.48)	(0.70)	—	—		—

Total distributions	(1.29)	(1.48)	(0.70)	—	—		—

Net asset value, end of period	$17.93	$17.25	$18.04	$15.94	$11.61		$12.04

Total return[2]	11.46%	3.81%	17.56%	37.30%	(3.57	)%**	(7.67)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$196	$206	$214	$159	$290		$3,404
Operating expenses excluding custody earnings credit	1.77%	1.21%	1.55%	2.28%	2.27	%***	1.57%
Operating expenses including reimbursement/waiver/custody earnings credit	1.15%	1.19%	1.55%	2.28%	2.26	%***	1.55%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.77%	2.05%	2.50%	2.88%	2.87	%***	1.62%
Net investment loss including reimbursement/waiver/custody earnings credit	(0.68)%	(0.66)%	(1.14)%	(1.75)%	(1.40	)%***	(1.22)%
Portfolio turnover rate	62%	71%	106%	162%	35	%**	84%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

SMALL COMPANY VALUE PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/2002
Net asset value, beginning of period	$17.46	$21.47	$19.52	$14.34	$14.84		$15.53

Income/(loss) from investment operations:
Net investment income/(loss)*	0.03	(0.07)	(0.06)	0.04	0.04		0.16
Net realized and unrealized gain/(loss) on investments	3.38	1.22	4.51	5.18	(0.29)		(0.71)

Total from investment operations	3.41	1.15	4.45	5.22	(0.25)		(0.55)

Less distributions:
Dividends from net investment income	(0.03)	—	(0.03)	(0.04)	(0.25)		(0.14)
Distributions from capital gains	(2.07)	(5.16)	(2.47)	—	—		—

Total distributions	(2.10)	(5.16)	(2.50)	(0.04)	(0.25)		(0.14)

Net asset value, end of period	$18.77	$17.46	$21.47	$19.52	$14.34		$14.84

Total return[2]	19.64%	5.41%	22.78%	36.41%	(1.66	)%**	(3.59)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$23,639	$17,048	$36,826	$13,441	$16,245		$20,325
Operating expenses excluding custody earnings credit	1.92%	1.50%	1.48%	1.52%	1.54	%***	1.16%
Operating expenses including reimbursement/waiver/custody earnings credit	1.31%	1.48%	1.46%	1.52%	1.53	%***	1.14%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.92%	2.10%	2.09%	2.12%	2.14	%***	1.21%
Net investment income/(loss) including reimbursement/waiver/custody earnings credit	0.15%	(0.32)%	(0.28)%	0.22%	0.82	%***	1.02%
Portfolio turnover rate	72%	68%	134%	124%	43	%**	117%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

SMALL COMPANY VALUE PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$17.56	$21.50	$19.55	$14.35	$14.86		$15.53

Income/(loss) from investment operations:
Net investment income	0.09	0.00 #	0.01	0.08	0.05		0.20
Net realized and unrealized gain/(loss) on investments	3.41	1.22	4.51	5.21	(0.28)		(0.71)

Total from investment operations	3.50	1.22	4.52	5.29	(0.23)		(0.51)

Less distributions:
Dividends from net investment income	(0.09)	—	(0.10)	(0.09)	(0.28)		(0.16)
Distributions from capital gains	(2.07)	(5.16)	(2.47)	—	—		—

Total distributions	(2.16)	(5.16)	(2.57)	(0.09)	(0.28)		(0.16)

Net asset value, end of period	$18.90	$17.56	$21.50	$19.55	$14.35		$14.86

Total return[2]	20.05%	5.73%	23.11%	36.86%	(1.57	)%**	(3.34)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,375	$1,231	$3,961	$10,142	$9,285		$9,570
Operating expenses excluding custody earnings credit	1.62%	1.17%	1.17%	1.23%	1.28	%***	0.92%
Operating expenses including reimbursement/waiver/custody earnings credit	1.02%	1.16%	1.15%	1.23%	1.27	%***	0.90%
Operating expenses excluding reimbursement/waiver/custody earnings credit	1.62%	1.78%	1.78%	1.83%	1.88	%***	0.97%
Net investment income including reimbursement/waiver/custody earnings credit	0.44%	(0.01)%	0.03%	0.51%	1.08	%***	1.26%
Portfolio turnover rate	72%	68%	134%	124%	43	%**	117%

#	Amount less than $0.01 per share.
[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

DOW JONES WILSHIRE 5000 INDEX PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$10.59	$10.09	$9.17	$7.10	$7.39		$8.93

Income/(loss) from investment operations:
Net investment income*	0.12	0.09	0.09	0.05	0.01		0.05
Net realized and unrealized gain/(loss) on investments	1.41	0.48	0.93	2.05	(0.25)		(1.55)

Total from investment operations	1.53	0.57	1.02	2.10	(0.24)		(1.50)

Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.10)	(0.03)	(0.05)		(0.04)

Total distributions	(0.10)	(0.07)	(0.10)	(0.03)	(0.05)		(0.04)

Net asset value, end of period	$12.02	$10.59	$10.09	$9.17	$7.10		$7.39

Total return[2]	14.46%	5.63%	11.17%	29.62%	(3.23	)%**	(16.95)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$145,952	$123,809	$122,263	$107,818	$63,224		$59,466
Operating expenses excluding custody earnings credit	0.74%	0.82%	0.92%	1.06%	1.23	%***	0.87%
Operating expenses including reimbursement/waiver/custody earnings credit	0.74%	0.82%	0.92%	1.05%	1.22	%***	0.86%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.74%	0.82%	0.92%	1.06%	1.23	%***	1.01%
Net investment income including reimbursement/waiver/custody earnings credit	1.08%	0.89%	0.93%	0.66%	0.59	%***	0.53%
Portfolio turnover rate	69%	46%	31%	3%	6	%**	22%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

DOW JONES WILSHIRE 5000 INDEX PORTFOLIO

For a Portfolio Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Four Month Period Ended 12/31/02[1]		Year Ended 8/31/02
Net asset value, beginning of period	$10.60	$10.11	$9.18	$7.10	$7.41		$8.95

Income/(loss) from investment operations:
Net investment income*	0.15	0.12	0.12	0.08	0.02		0.07
Net realized and unrealized gain/(loss) on investments	1.40	0.47	0.94	2.05	(0.26)		(1.54)

Total from investment operations	1.55	0.59	1.06	2.13	(0.24)		(1.47)

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.13)	(0.05)	(0.07)		(0.07)

Total distributions	(0.13)	(0.10)	(0.13)	(0.05)	(0.07)		(0.07)

Net asset value, end of period	$12.02	$10.60	$10.11	$9.18	$7.10		$7.41

Total return[2]	14.66%	5.83%	11.56%	30.05%	(3.18	)%**	(16.58)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$65,177	$42,854	$41,368	$23,621	$15,245		$19,999
Operating expenses excluding custody earnings credit	0.47%	0.54%	0.62%	0.76%	0.95	%***	0.58%
Operating expenses including reimbursement/waiver/custody earnings credit	0.47%	0.54%	0.62%	0.75%	0.94	%***	0.57%
Operating expenses excluding reimbursement/waiver/custody earnings credit	0.47%	0.54%	0.62%	0.76%	0.95	%***	0.72%
Net investment income including reimbursement/waiver/custody earnings credit	1.35%	1.17%	1.22%	0.96%	0.87	%***	0.82%
Portfolio turnover rate	69%	46%	31%	3%	6	%**	22%

[1]	The Portfolio’s fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
[2]	Total return represents the total return for the period indicated.
*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Non-annualized
***	Annualized

The following notice does not constitute part of and is not

incorporated into the prospectus for the Company.

WILSHIRE MUTUAL FUNDS, INC.

Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

•	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

•	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

•

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

•	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

•	Companies that provide services for us to help market our products to you; and

•	Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Portfolios’ investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

or by calling toll free 1-888-200-6796

You can also review and copy information about the Portfolios, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

•	For a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-7076)

WILPROS07

INVESTMENT CLASS SHARES

INSTITUTIONAL CLASS SHARES

PROSPECTUS